Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Violin Memory, Inc.	Case No. 16-12782 (LSS)
Reporting Period: December 14, 2016 - December 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Cory Sindelar	1/27/2017
Signature of Authorized Individual*	Date

Cory Sindelar	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS		CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPERATING	PAYROLL	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$3,676,714	$—	$3,676,714	$3,676,835	$3,676,714	$3,676,835

RECEIPTS
Accounts receivable	1,012,387	—	1,012,387	834,508	1,012,387	834,508
Other	20,028	259,165	279,193	—	279,193	—
Sale of assets	—	—	—	—	—	—
Transfers from DIP Accts	—	—	—	—	—	—

TOTAL RECEIPTS	1,032,414	259,165	1,291,579	834,508	1,291,579	834,508

DISBURSEMENTS
Payroll	—	901,284	901,284	578,905	901,284	578,905
Benefits	29,903	—	29,903	19,326	29,903	19,326
Expense reimb.	10,998	—	10,998	—	10,998	—
Vendor payments	31,771	—	31,771	63,927	31,771	63,927
Sales Tax	4,601	—	4,601	—	4,601	—
Rent	—	—	—	—	—	—

Transfers to DIP Accts	—	—	—	—	—	—

Professional Fees	—	—	—	—	—	—
U.S. Trustee Quarterly Fees	—	—	—	—	—	—
Court Costs	—	—	—	—	—	—

TOTAL DISBURSEMENTS	77,273	901,284	978,557	662,158	978,557	662,158

NET CASH FLOW	$955,141	$(642,119)	$313,022	$172,349	$313,022	$172,349

CASH END OF MONTH	$4,018,817	$(29,081)	$3,989,737	$3,849,185	$3,989,737	$3,849,185

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS						$978,557
Less: Transfers to DIP accounts						—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)						—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$978,557

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

BANK RECONCILIATIONS

	Operating (Acct: 6057)		Payroll (Acct: 2592)
BALANCE PER BOOKS		$4,018,817		$(29,081)
BANK BALANCE		4,018,737		—
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		80		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		(29,081)
OTHER (ATTACH EXPLANATION)		—		—
ADJUSTED BANK BALANCE *		$4,018,817		$(29,081)

* Adjusted bank balance must equal balance per books

	Operating (Acct: 6057)		Payroll (Acct: 2592)
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
			12/31/2016	80

	Operating (Acct: 6057)		Payroll (Acct: 2592)
CHECKS OUTSTANDING	CK#	Amount	CK#	Amount
			101205	$(6,406)
			101215	$(2,507)
			101224	$(2,399)
			101225	$(4,438)
			101228	$(5,032)
			101229	$(320)
			101245	$(4,326)
			101253	$(3,652)

NOTE: The remaining bank and book balances are zero.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Check #	Date	Fees	Expenses	Fees	Expenses
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc
Violin Memory Inc

Grand Total		$—				$—	$—	$—	$—

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

STATEMENT OF OPERATIONS

	Dec 2016	Cumulative Filing to date
REVENUE
Product revenue	$14,349	$14,349
Service revenue	954,604	954,604

Total Revenue	968,953	968,953

COST OF REVENUE
Cost of product revenue	56,248	56,248
Cost of service revenue	229,368	229,368

Total cost of revenue	285,616	285,616

Gross profit	683,337	683,337

OPERATING EXPENSES
Personnel costs	677,323	677,323
Outside services	53,474	53,474
Marcom	112,697	112,697
Equipment/Software	39,841	39,841
Travel & Entertainment	10,372	10,372
Depreciation & Amortization	206,312	206,312
Other Expenses	43,592	43,592
Facility Expenses	101,799	101,799
Intercompany Expenses	599,781	599,781

Total operating expenses	1,845,192	1,845,192

Loss from operations	(1,161,855)	(1,161,855)

OTHER INCOME AND EXPENSES
Other income, net	964	964
Interest and other financing expense	(296,954)	(296,954)

Net loss before reorganization items	(1,457,845)	(1,457,845)

REORGANIZATION ITEMS
Professional fees	504,000	504,000
U.S. Trustee quarterly fees	4,875	4,875
Gain (loss) from sale of equipment	—	—

Total reogranization expenses	508,875	508,875

Loss before income taxes	(1,966,720)	(1,966,720)
Income taxes	—	—

Net loss	$(1,966,720)	$(1,966,720)

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

BALANCE SHEETS

	Book Value at End of Current Reporting Month	Book Value on Petition Date
	Dec 31, 2016	Dec 14, 2016
Assets
Current assets:
Cash	$3,989,737	$3,676,714
Accounts receivable, net	1,080,646	1,901,568
Inventory	10,024,160	9,982,190
Other current assets	1,782,589	2,015,187

Total current assets	16,877,132	17,575,659

	—	—
Property and equipment, net	5,944,500	6,216,346
Other assets	4,929,279	4,986,074

	$27,750,911	$28,778,079

Liabilities and Stockholders’ Deficit
Liabilities Not Subject to Compromise (Post-petition)
Accounts payable	$384,237	$—
Taxes payable	16,997	—
Accrued liabilities	510,771	—

Total post-petition liabilities	912,005	—
Liabilities Subject to Compromise (Pre-petition)
Secured debt	250,826	250,826
Priority debt	1,033,220	1,795,827
Unsecured debt	141,489,665	140,693,612

Total pre-petition liabilities	142,773,711	142,740,266

Total liabilities	143,685,715	142,740,266

Stockholders’ deficit:
Common stock	2,440	2,440
Additional paid-in capital	514,260,603	514,266,501
Accumulated deficit - pre-petition	(628,231,127)	(628,231,127)
Accumulated deficit - post-petition	(1,966,720)	—

Total stockholders’ deficit	(115,934,805)	(113,962,187)

	$27,750,911	$28,778,079

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	December 31, 2016

SUMMARY OF POST-PETITION TAXES AND UNPAID DEBTS

Federal	Beginning Tax Liability	Accrued or Withheld	Amount Paid	Date Paid	EFT	Ending Tax Liability
Withholding	$53,528	$8,235	$61,764	12/14/2016		$—
FICA-Employee	9,206	1,416	10,623	12/14/2016		—
FICA-Employer	8,204	1,262	9,466	12/14/2016		—
Withholding	—	79,403	79,403	12/28/2016		—
FICA-Employee	—	8,902	8,902	12/28/2016		—
FICA-Employer	—	7,806	7,806	12/28/2016		—
Withholding	—	65,075	65,075	12/29/2016		—
FICA-Employee	—	10,377	10,377	12/29/2016		—
FICA-Employer	—	9,054	9,054	12/29/2016		—
Withholding	—	3,898	3,898	12/29/2016		—
FICA-Employee	—	360	360	12/29/2016		—
FICA-Employer	—	275	275	12/29/2016		—
Unemployment	—					—
Income	—					—

Total Federal Taxes	$70,939	$196,063	$267,002		$—	$—

State and Local
Withholding	$20,815	$3,202	$24,018	12/14/2016		$—
Unemployment - Employee	360	55	415	12/14/2016		—
Withholding	—	23,984	23,984	12/28/2016		—
Unemployment - Employee	—	123	123	12/28/2016		—
Unemployment - Employer	—	275	275	12/28/2016		—
Withholding	—	24,694	24,694	12/29/2016		—
Unemployment - Employee	—	268	268	12/29/2016		—
Withholding	—	1,545	1,545	12/29/2016		—
Unemployment - Employee	—	3	3	12/29/2016
Sales tax -Kentucky	1,254					1,254
Sales tax -New Jersey	5,662					5,662
Sales tax -New York	1,121		1,121	12/22/2016		—
Sales tax -Ohio	3,563		3,563	12/23/2016		—
Sales tax -Texas	10,081					10,081
Income						—
Personnal property						—

Total State and Local	$42,857	$54,149	$80,008		$—	$16,997

Summary of Unpaid Postpetition Debts

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$63,203	$3,127	$—	$—	$—	$66,330
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases - Building	—	—	167,907	—	—	167,907
Rent/Leases - Equipment	—	—	—	—	—	—
Secured Debt/Adequate protection payments	—	—	—	—	—	—
Professional Fees	150,000	—	—	—	—	150,000
Amounts due to Insiders	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Postpetition debts	$213,203	$3,127	$167,907	$—	$—	$384,237